Exhibit 99.2

MERCANTILE BANCORP ANNOUNCES RESULTS OF ANNUAL MEETING

Quincy IL, May 23, 2011 – Mercantile Bancorp, Inc. (NYSE Amex: MBR) today announced the results of its annual meeting of stockholders held May 23. Shareholders re-elected eight directors, ratified the selection of independent auditors, and participated in an open question and answer session.

At Monday’s meeting, shareholders voted to reelect each of the following as directors for a one-year term:  Ted T. Awerkamp, Julie A Brink, Michael J. Foster, Lee R. Keith, William G. Keller, Jr., Dennis M. Prock, John R. Spake, and James W. Tracy. Additionally, shareholders approved the reappointment of BKD, LLP as independent auditors for the fiscal year ending December 31, 2011.

Investor Relations Update

In addition to notification of shareholder materials, shareholders and those who wish to closely follow Company news may enroll to receive email notice of news and updates at the time of release. Register at the Company’s website or directly at the following address: http://www.mercbanx.com/shareholders/enroll.php.

About Mercantile Bancorp

Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with wholly owned subsidiaries consisting of one bank in Illinois and one each in Kansas and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company also operates Mercantile Bank branch offices in Missouri and Indiana. Further information is available on the company's website at www.mercbanx.com.

Forward-Looking Statements

This press release may contain "forward-looking statements" which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Examples of forward-looking statements include, but are not limited to, estimates or projections with respect to our future financial condition, results of operations or business, such as: projections of revenues, income, earnings per share, capital expenditures, assets, liabilities, dividends, capital structure, or other financial items; descriptions of plans or objectives of management for future operations, products, or services, including pending acquisition transactions; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Forms 10-Q for the quarter ended March 31, 2011 as on file with the Securities and Exchange Commission, and include, among other factors, the following: the anticipated effects of the restatement described above are preliminary and may be subject to change as the Company completes its analysis; the effects of current and future business and economic conditions in the markets we serve change or are less favorable than we expected; deposit attrition, operating costs, customer loss and business disruption are greater than we expected; competitive factors, including product and pricing pressures among financial services organizations may increase; the effects of changes in interest rates on the level and composition of deposits, loan demand, the values of loan collateral, securities and interest sensitive assets and liabilities may lead to a reduction in our net interest margins; changes in market rates and prices may adversely impact our securities, loans, deposits, mortgage servicing rights, and other financial instruments; the legislative or regulatory developments, including changes in laws and regulations concerning taxes, banking, securities, insurance and other aspects of the financial securities industry, such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, and the extensive rule making it requires to be undertaken by various regulatory agencies may adversely affect our business, financial condition and results of operations; personal or commercial bankruptcies increase; our ability to expand and grow our business and operations, including the establishment of additional branches and acquisition of additional banks or branches of banks may be more difficult or costly than we expected; any future acquisitions may be more difficult to integrate than expected and we may be unable to realize any cost savings and revenue enhancements we may have projected in connection with such acquisitions; changes in accounting principles, policies or guidelines; credit risks, including credit risks resulting from the devaluation of collateral debt obligations and/or structured investment vehicles on the capital markets to which we currently have no direct exposure; the failure of assumptions underlying the establishment of our allowance for loan losses; construction and development loans are based upon estimates of costs and value associated with the complete project, which estimates may be inaccurate, and cause us to be exposed to more losses on these projects than on other loans; changes that occur in the securities markets; technology-related changes may be harder to make or more expensive than we anticipated; worldwide political and social unrest, including acts of war and terrorism; and changes in monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board.  The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and the Company does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.